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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 30, 2002
                 Date of earliest event reported: July 28, 2002


                              NCS HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          00-27602                                    34-1816187
    (Commission File No.)                 (IRS Employer Identification No.)


            3201 Enterprise Parkway, Suite 220, Beachwood, Ohio 44122 (Address of principal executive offices, including ZIP code)


                                 (216) 378-6800
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On July 28, 2002, NCS HealthCare, Inc. ("NCS"), Genesis Health Ventures, Inc. ("Genesis") and Geneva Sub, Inc., a wholly owned subsidiary of Genesis ("Sub") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Sub will merge with and into NCS (the "Merger"), with NCS surviving as a wholly owned subsidiary of Genesis. If the Merger is completed, each outstanding share of common stock of NCS, par value $0.01 per share ("NCS Common Stock"), other than the NCS Common Stock held by NCS and other than dissenting shares, will be converted into the right to receive 0.1 of a share of common stock of Genesis, par value $0.02 per share. The completion of the Merger is subject to regulatory approvals and other customary conditions, including the approval of the holders of a majority of the outstanding voting power of NCS Common Stock.

         At the closing of the Merger, Genesis will repay in full the outstanding debt of NCS, which includes $206 million of senior debt, and will redeem $102 million of 5.75% convertible subordinated debentures, including any accrued and unpaid interest.

         In connection with the Merger Agreement, on July 28, 2002, NCS entered into agreements (the "Voting Agreements") with certain stockholders of NCS beneficially owning in the aggregate a majority of the outstanding voting power of NCS Common Stock. In the Voting Agreements, such stockholders agreed (1) to vote their shares of NCS Common Stock in favor of adoption and approval of the Merger Agreement and against proposals for certain other transactions and (2) not to transfer their shares of NCS Common Stock prior to the consummation of the Merger. The foregoing descriptions of the Merger, the Merger Agreement and the Voting Agreements are qualified in their entirety by reference to the text of the Merger Agreement and the Voting Agreements, which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

         On July 29, 2002, NCS issued two press releases announcing the Merger Agreement and the related transactions. The press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

         (c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of July 28, 2002, by and among Genesis Health Ventures, Inc., Geneva Sub, Inc. and NCS HealthCare, Inc.

10.1 Voting Agreement, dated as of July 28, 2002, by and among Jon H. Outcalt, NCS HealthCare, Inc. and Genesis Health Ventures, Inc.

10.2 Voting Agreement, dated as of July 28, 2002, by and among Kevin B. Shaw, NCS HealthCare, Inc. and Genesis Health Ventures, Inc.

99.1     Press Release dated July 29, 2002.

99.2     Press Release dated July 29, 2002



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NCS HEALTHCARE, INC.


Dated: July 30, 2002                   By:  /s/ Kevin B. Shaw
                                           -------------------------------
                                       Name:  Kevin B. Shaw
                                       Title:  President, Chief Executive
                                                Officer and Director


Dated: July 30, 2002                   By:  /s/ William B. Byrum
                                           -------------------------------
                                       Name:  William B. Byrum
                                       Title:  Executive Vice President
                                                and Chief Operating Officer


Dated: July 30, 2002                   By:  /s/ Gerald D. Stethem
                                           -------------------------------
                                       Name:  Gerald D. Stethem
                                       Title:  Senior Vice President and
                                                Chief Financial Officer




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                                  EXHIBIT LIST

Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger, dated as of July 28, 2002, by and among Genesis Health Ventures, Inc., Geneva Sub, Inc. and NCS HealthCare, Inc.

10.1              Voting Agreement, dated as of July 28, 2002, by and among Jon
                  H. Outcalt, NCS HealthCare, Inc. and Genesis Health Ventures, Inc.

10.2 Voting Agreement, dated as of July 28, 2002, by and among Kevin B. Shaw, NCS HealthCare, Inc. and Genesis Health Ventures, Inc.

99.1              Press Release dated July 29, 2002.

99.2              Press Release dated July 29, 2002.




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